                                                                   EXHIBIT 10.20

                              SUBLEASE AGREEMENT


     THIS SUBLEASE AGREEMENT (this "Sublease") made and entered into this 7th day of February, 1995 (the "Effective Date"), by and between MILES INC., an Indiana corporation ("Sublessor") and MELVILLE BIOLOGICS, INC., a Delaware corporation ("Sublessee").

                                   RECITALS

     A. Sublessor and Sublessee have entered into an Agreement for Custom Processing of even date herewith (the "Processing Agreement") pursuant to which Sublessee has agreed to fractionate certain quantities of Miles Input (as defined in the Processing Agreement) (the "Processing and Fractionation Operation") at the Demised Premises (as hereinafter defined).

     B. Sublessor has agreed to guarantee to PNC Bank, N.A. (the "Bank") the prompt payment of certain amounts in connection with financing provided by the Bank to Sublessee to be used in the Processing and Fractionation Operation and in the MBI General Operations (as defined in the Reimbursement Agreement referred to below).

     C. Sublessor and Sublessee have entered into a Reimbursement and Security Agreement of even date herewith (the "Reimbursement Agreement") pursuant to which Sublessee has agreed to reimburse Sublessor for any amount paid or incurred by Sublessor under its guaranty.

     D. In order to secure Sublessee's obligations to Sublessor under the Reimbursement Agreement, Sublessee has granted to Sublessor a security interest in certain collateral used in the Processing and Fractionation Operation and a mortgage of even date herewith (the "Mortgage") on the property on which the Demised Premises are located. (The Reimbursement Agreement, the Mortgage and all other documents relating to Sublessee's obligations to Sublessor in respect of Sublessor's guaranty are hereinafter collectively referred to as the "Loan Documents".)

     E. Sublessee, as Lessor, and Sublessor, as Lessee, have entered into a Lease Agreement of even date herewith attached hereto as Exhibit 1 (the "Prime Lease") in order to ensure continuation of the Processing and Fractionation Operation at the Demised Premises in accordance with the terms and conditions of the Processing Agreement (including those related to a Miles Takeover (as defined in the Processing Agreement)) and to serve as additional security for Sublessee's obligations under the Reimbursement Agreement and the Processing Agreement.

     F. The parties intend that Sublessee shall operate the Processing and Fractionation Operation at the Demised Premises unless and until one of certain events specified in the Processing Agreement occurs, and the parties have entered into this Sublease

Agreement in order to facilitate performance by Sublessee of its obligations under the Processing Agreement to operate the Processing and Fractionation Operation.

     NOW, THEREFORE, it is hereby agreed as follows:

     1.  Demise of Premises; Rental.
         --------------------------

             a. For and in consideration of the covenants, conditions and agreements hereinafter contained, Sublessor does hereby demise and lease to Sublessee, and Sublessee does hereby accept and take from Sublessor (i) a building containing approximately 89,600 square feet of space (the "Building") but not including the area indicated on Exhibit 2 attached hereto as the "Lessor
-----------------
Retained Area", (ii) all mechanical, electrical, lighting, plumbing, sewage, refrigeration and HVAC systems and other fixtures attached thereto, except those that service exclusively the Lessor Retained Area (the "Fixtures"), (iii) all equipment used or to be used in the Processing and Fractionation Operation (the "Equipment") and (iv) the real property (the "Real Property") on which the Building is located at 155 Duryea Road, Melville, Suffolk County, New York and more particularly described on Exhibit 3 attached hereto (the Building (other than the Lessor Retained Area), the Fixtures and the Real Property are collectively referred to as the "Demises Premises".)

             b.  The rental under this Sublease shall be one dollar per annum.

     2.  Term.  The term of this Sublease (the "Sublease Term") shall commence
         ----
on the Effective Date and terminate on the earlier of (i) the termination or expiration of the term of the Prime Lease or (ii) the date of a Miles Takeover (as defined in the Processing Agreement).

     3.  Covenants of Sublessee.  The provisions of the Prime Lease are
         ----------------------
incorporated into this Sublease as fully as if completely rewritten herein, and the Sublessee agrees, with respect to the Demises Premises, to be bound to the Sublessor by all of the terms of the Prime Lease and to assume toward Sublessor and perform all of the obligations and responsibilities that Sublessor by the Prime Lease assumes toward the Lessor thereunder (other than the obligation to pay rent). Sublessor and Sublessee agree that Sublessor shall have no duty to Sublessee to perform any of the duties or obligations of the Lessor under the Prime Lease.

     4.  Alterations to the Demised Premises.  Sublessor agrees that Sublessee
         -----------------------------------
may, as its own expense, from time to time during the term hereof, make such alterations, additions and changes, including structural changes, in and to the Demised Premises as it finds necessary or convenient for its purposes; provided, however, that Sublessee will make no such alteration, addition or change which could have a material adverse effect on the conduct of the Processing and Fractionation Operation in the manner contemplated by the Processing Agreement, including a Miles Takeover.

     5.   No Assignment.  Sublessee agrees not to assign this Sublease or to
          -------------
sublet the Demised Premises or any part thereof without the prior written consent of Sublessor, which consent shall not unreasonably be withheld; provided, that Sublessee may assign this Sublease without Sublessor's consent to any person or entity to whom Sublessee is entitled to assign its rights and obligations under the Processing Agreement.

     6.   Entire Agreement.  This Sublease, the Lease, the Processing Agreement
          ----------------
and the Loan Documents and the exhibits and schedules to each such document (including without limitation the Reimbursement Agreement and the Mortgage) constitute one single agreement between Sublessor and Sublessee, although they have been executed as separate documents for convenience and ease of reference, and together such documents constitute the complete and entire agreement between the parties hereto with respect to the transactions contemplated herein and supersede all previous written or oral negotiations, commitments, memoranda, understandings and any prior agreement between Sublessor and Sublessee or their parents, subsidiaries or affiliated entities concerning the subject matter hereof. This Sublease shall not be modified, changed or altered in any respect except in writing.

     7.  Binding Effect.  The covenants, agreements and obligations herein
         --------------
contained shall extend to, bind and inure to the benefit of the parties hereto, their successors and permitted assigns.

     8.  Notices.  All notices required or desired to be given hereunder shall
         -------
be in writing and shall for the purpose of this Sublease be deemed to have been duly given:

             (a) To Sublessor, if a copy thereof is hand delivered, mailed by registered or certified mail, postage prepaid, or delivered by reputable courier service, addressed to Sublessor at Miles Inc., One Mellon Center, 53rd Floor, 500 Grant Street, Pittsburgh, Pennsylvania 15219-2507, Attention: Mr. Jon R. Wyne, Senior Vice President and Treasurer, and Mr. Roger W. Heins, with a copy to: Law Department, Pharmaceutical Division, Miles, Inc., 400 Morgan Lane, West Haven, Connecticut 06516 or to such other address as Sublessor may from time to time designate in writing to Sublessee.

             (b) To Sublessee, if a copy thereof is hand delivered, mailed by registered or certified mail, postage prepaid, or delivered by reputable courier service, addressed to Sublessee at 155 Duryea road, Melville, New York 11747,
Attention: Thomas R. Ostermueller, President and Chief Executive Officer, or to such other address as Sublessee may from time to time designate in writing to Sublessor.

     All notices shall be served by hand delivery or by prepaid registered or certified mail or courier service and shall be effective on the date of delivery if they are hand-delivered or delivered by courier service or three days after posting if mailed.

     9.  Recordation.  The parties shall join in the execution of a memorandum
         -----------
of lease in the form attached hereto as Exhibit 4 for the purpose of recordation of this Sublease. Any recording costs shall be borne by Sublessee.

     10. Quiet Enjoyment.  Sublessor covenants that, if Sublessee shall
         ---------------
faithfully and fully discharge its obligations set forth herein, Sublessee shall have and enjoy, during the Sublease Term, the quiet and undisturbed possession of the Demised Premises.

     11. Counterparts.  This Sublease may be executed in several counterparts,
          ------------
each of which will be deemed to be an original, and in each case such counterparts together will constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound have executed this Sublease on the day and year first above written.


                                        MILES INC.


                                        By: /s/ Jon Wyne
                                           --------------------------------
                                           Sr. Vice President & Treasurer


                                        MELVILLE BIOLOGICS, INC.


                                        By: /s/ Thomas R. Ostermueller
                                           --------------------------------
                                           PRESIDENT & CEO

  [See Lease Agreement filed as Exhibit 10.19 to the Registration Statement]


                                   Exhibit 1

                                   EXHIBIT 2


Key:

Blue = Lessor Retained Area
Green = Common Areas

                           [FLOOR PLAN APPEARS HERE]


                                                   [Blue - Lessor Retined Aarea]

                                                       [Green - Common Areas]

                           [FLOOR PLAN APPEARS HERE]


                                                   [Blue - Lessor Retained Area]

                                                       [Green - Common Areas]

            [FLOOR PLAN OF MECHANICAL EQUIPMENT ROOM APPEARS HERE]

          ALL that certain plot, piece or parcel of land, situate, lying and being at Melville, in the Town of Huntington, County of Suffolk and State of New York, bounded and described as follows:

          BEGINNING at a point on the new Northerly side of Duryea Road, distant
783.40 feet, Easterly as measured along said Northerly side of Duryea Road, from the Southeasterly end of a connecting line, having a length of 52.23 feet, connecting the said Northerly side of Duryea Road and the Easterly side of New York State Route 110: said point of beginning also being where the Southeast corner of the land now or formerly of Duryea intersects the said Northerly side of Duryea Road;

          RUNNING THENCE North 4 degrees 54 minutes 38 seconds East, 1047.70 feet, to the land now or formerly of Abramoske;

          THENCE along said last, mentioned land the following two courses and distances:

          1.   South 85 degrees 14 minutes 32 seconds East, 132.22 feet;
          2. South 84 degrees 32 minutes 47 seconds East, 321.30 feet, to land now or formerly of Brand;

          THENCE along said last mentioned land, the following two courses and distances:

          1.   South 5 degrees 38 minutes 21 seconds West, 280.65 feet;
          2. South 4 degrees 54 minutes 38 seconds West, 772.18 feet, to the new Northerly side of Duryea Road;

          THENCE along said Duryea Road, North 84 degrees 5 minutes 47 seconds West, 450.00 feet, to the point or place of BEGINNING.

                                   EXHIBIT 3

                              MEMORANDUM OF SUBLEASE
                              ----------------------

          Pursuant to (S) 291-c of New York Real Property Law, the parties hereby file this Memorandum of Sublease as follows:

          1. The name and address of the SUBTENANT in the Sublease Agreement is as follows: MELVILLE BIOLOGICS, INC., 155 Duryea Road, Melville, NY 11747.

          2. The name and address of the SUBLANDLORD in the Sublease Agreement is as follows: MILES INC., One Mellon Center, 53rd Floor, 500 Grant Street, Pittsburgh. PA 15219-2507.

          3.   The Sublease Agreement is dated ______________ __ , 1995.

          4. The Subleased Premises consists of (a) a building located at 155 Duryea Road, Melville, Suffolk County, New York (the "Building"), but not including the area indicated on Exhibit A attached hereto as the "Lessor Retained Area," (b) all mechanical, electrical, lighting, plumbing, sewerage, refrigeration and HVAC systems and other fixtures attached thereto except those that service exclusively the Lessor Retained Area, (c) all equipment used or to be used in the Processing and Fractionation Operation (as that phrase is defined in the Lease Agreement), and (d) the real property on which the Building is located, more particularly described on the attached Exhibit B.

                                   EXHIBIT 4

          5. The term of the Sublease Agreement commences as of the date hereof and terminates on the earlier of (i) the termination or expiration of that certain Lease dated of even date herewith between Subtenant as Landlord and Sublandlord as Tenant (including any extension of the term as therein provided), a Memorandum of which has been recorded immediately prior hereto, or (ii) the date of a Miles Takeover (as defined in the Agreement for Custom Processing between Sublandlord and Subtenant and dated of even date herewith).

          6. This Memorandum of Sublease may be executed in several counterparts, each of which will be deemed to be an original, and in each case such counterparts together will constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties have executed this Memorandum of Sublease as of the __________________day _______________of , 1995.


                                         SUBTENANT:
                                         MELVILLE BIOLOGICS, INC.


                                         By:___________________________
                                         Title:________________________


                                         SUBLANDLORD:
                                         MILES INC.


                                         By:___________________________
                                         Title:________________________


                                   EXHIBIT 4

                                 ACKNOWLEDGMENT

STATE OF_____________________)
                             ) SS:
COUNTY OF____________________)


     On this, the ______day of_____________ , 1995, before me, a Notary Public, personally appeared , to me known, who, being by me personally sworn, did depose and say that s(he) resides at __________________________that (s)he is the _________________ of Melville Biologics, Inc., a Delaware corporation, the corporation described in and which executed the foregoing instrument by authority of the Board of Directors of said corporation and that (s)he signed
(his)(her) name thereto by like authority.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal the day and year first above written.

                                             ______________________________
                                             Notary Public


                                             My Commission Expires:


                                   EXHIBIT 4

                                ACKNOWLEDGMENT



STATE OF_____________________)
                             ) SS:
COUNTY OF____________________)


     On this, the _____ day of_____________ , 1995, before me, a Notary Public, personally appeared___________________, to me known, who, being by me personally sworn, did depose and say that s(he) resides at____________________ , that (s)he is the __________________ of Miles Inc., an Indiana corporation, the corporation described in and which executed the foregoing instrument by authority of the Board of Directors of said corporation, and that (s)he signed (his)(her) name thereto by like authority.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal the day and year first above written.


                                        _________________________________
                                        Notary Public


                                        My Commission Expires:


                                   EXHIBIT 4

                               [Insert drawing.]



                                   EXHIBIT 4

          ALL that certain plot, piece or parcel of land, situate, lying and being at Melville, in the Town of Huntington, County of Suffolk and State of New York, bounded and described as follows:

          BEGINNING at a point on the new Northerly side of Duryea Road, distant
783.40 feet, Easterly as measured along said Northerly side of Duryea Road, from the Southeasterly end of a connecting line, having a length of 52.23 feet, connecting the said Northerly side of Duryea Road and the Easterly side of New York State Route 110: said point of beginning also being where the Southeast corner of the land now or formerly of Duryea intersects the said Northerly side of Duryea Road;

          RUNNING THENCE North 4 degrees 54 minutes 38 seconds East, 1047.70 feet, to the land now or formerly of Abramoske;

          THENCE along said last, mentioned land the following two courses and distances:

          1.   South 85 degrees 14 minutes 32 seconds East, 132.22 feet;
          2. South 84 degrees 32 minutes 47 seconds East, 321.30 feet, to land now or formerly of Brand;

          THENCE along said last mentioned land, the following two courses and distances:

          1.   South 5 degrees 38 minutes 21 seconds West, 280.65 feet;
          2. South 4 degrees 54 minutes 38 seconds West, 772.18 feet, to the new Northerly side of Duryea Road;

          THENCE along said Duryea Road, North 84 degrees 5 minutes 47 seconds West, 450.00 feet, to the point or place of BEGINNING.

                                   EXHIBIT B